EXHIBIT 10.32

                 ALLONGE AND AMENDMENT NO. ONE TO PROMISSORY NOTE


MAKER:MIDCOAST ENERGY RESOURCES, INC.

ORIGINAL PRINCIPAL:$750,000.00

DATE OF NOTE:SEPTEMBER 1, 1994

PAYEE:MERCANTILE BANK, N.A.

This is an amendment and allonge to the Promissory Note described above. The said Promissory Note is hereby amended as follows:

The maturity date on the above mentioned note will be extended from SEPTEMBER 1, 1995 TO NOVEMBER 1, 1995 (60 DAYS)

All other terms of the note will continue in full force as originally contracted.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

EXECUTED effective this ______ day of SEPTEMBER, 1995


HOLDER:MAKER:
MERCANTILE BANK, N.A.MIDCOAST ENERGY RESOURCES,  INC.

BY:______________________________BY:______________________________


BY:___________________________________
STEVENS G. HERBST  - GUARANTOR

BY:___________________________________